EQ ADVISORS TRUSTSM

SUPPLEMENT DATED SEPTEMBER 28, 2012 TO THE PROSPECTUS DATED MAY 1, 2012, AS

SUPPLEMENTED

This Supplement updates information contained in the Prospectus dated May 1, 2012, as supplemented, of EQ Advisors Trust (the “Trust”) regarding the EQ/AllianceBernstein Short-Term Government Bond Portfolio (the “Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and/or a copy of the Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com

The purpose of this Supplement is to provide you with information about: (i) changes to the Portfolio’s investment strategy; (ii) a name change to the Portfolio; and (iii) additional portfolio managers to the Portfolio.

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The name of the Portfolio has changed to “EQ/AllianceBernstein Short Duration Government Bond Portfolio.” Therefore all references to EQ/AllianceBernstein Short-Term Government Bond Portfolio hereby are deleted in their entirety and replaced with “EQ/AllianceBernstein Short Duration Government Bond Portfolio.”

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The section of the Prospectus entitled “Investments, Risks, and Performance – Principal Investment Strategy” hereby is deleted in its entirety and replaced with the following information:

The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Futures and options contracts on debt securities and shares of other investment companies that invest substantially all of their assets in debt securities are examples of financial instruments that derive their value from debt securities.

The Portfolio may also purchase corporate bonds, notes, asset-backed securities, commercial mortgage-backed securities and other mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others. The Portfolio also may invest up to 10% of its total assets in foreign fixed-income securities in developed or emerging market countries.

The Portfolio seeks to maintain an effective duration of up to two years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average time to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Portfolio may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

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In addition, section of the Prospectus entitled “Investments, Risks, and Performance – Principal Risks” is revised to include the following additional risks:

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

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The information in the section of the Prospectus entitled “Who Manages the Portfolio-Adviser: AllianceBernstein L.P. (“AllianceBernstein”) hereby is deleted in its entirety and replaced with the following information:

Portfolio Manager: The members of the team jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Jon P. Denfeld	Vice President of AllianceBernstein	September 2012
Shawn E. Deegan	Vice President of AllianceBernstein	September 2012
Alison M. Martier	Senior Vice President of AllianceBernstein	September 2012
Doug Peebles	Senior Vice President of AllianceBernstein	September 2012
Greg Wilensky	Senior Vice President of AllianceBernstein	September 2012
Michael Mon	Vice President and Portfolio Analyst/Manager of AllianceBernstein	August 2012

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The nineteenth paragraph in the section of the Prospectus “Management of the Trust - The Advisers-AllianceBernstein L.P. (“AllianceBernstein”)” hereby is revised to include Jon P. Denfeld, Shawn E. Keegan, Alison M. Martier, Douglas J. Peebles and Greg Wilensky as additional members of the team jointly and primarily responsible for the day-to-day management of the Portfolio.

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The following information hereby is added to the section of the Prospectus entitled Management of the Trust – The Advisers – AllianceBernstein L.P.”:

Jon P. Denfeld, has served as Vice President of the Adviser since 2008. He joined AllianceBernstein as a Portfolio Manager in 2008. Mr. Denfeld joined AllianceBernstein since 2008 and has had portfolio management experience for more than five years.

Shawn E. Keegan, has served as Vice President of AllianceBernstein since 2005. He has served in substantially similar capacity AllianceBernstein for more than five years.

Alison M. Martier, has served as Senior Vice President and Director of the Fixed Income Senior Portfolio Management of AllianceBernstein since 2009. She has served in a substantially similar capacity at AllianceBernstein for more than five years.

Douglas J. Peebles, has served as Senior Vice President and Chief Investment Officer and Head of Fixed Income since 2009. He has served in a substantially similar capacity at AllianceBernstein for more than five years

Greg Wilensky, has served as Senior Vice President and Director of Stable Value Investments since 2009. He has served in a substantially similar capacity for more than five years.

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EQ ADVISORS TRUSTSM

SUPPLEMENT DATED SEPTEMBER 28, 2012 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2012, as supplemented. You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a name change to the EQ/AllianceBernstein Short-Term Government Bond Portfolio.

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The name of the EQ/AllianceBernstein Short-Term Government Bond Portfolio is changed to “EQ/AllianceBernstein Short Duration Government Bond Portfolio.” All references to EQ/AllianceBernstein Short-Term Government Bond Portfolio in the SAI hereby are deleted in their entirety and replaced with “EQ/AllianceBernstein Short Duration Government Bond Portfolio”.

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